UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2006

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Connecticut	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Downs Racing L.P., the owner and operator of a gaming and entertainment facility offering slot machines and harness racing in Plains Township, Pennsylvania, known as Mohegan Sun at Pocono Downs, issued a press release on November 14, 2006 announcing the grand opening of the Mohegan Sun at Pocono Downs interim slot facility on the same date. The total development cost for the interim facility is projected to be approximately $72.5 million. Updated construction plans for a Phase II gaming and entertainment facility were also announced, with construction anticipated to commence in 2007 with a grand opening planned for mid-2008. Total development costs for Phase II are expected to be between $140 million and $150 million. A copy of the press release is attached hereto as Exhibit 99.1. The press release may also be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

On November 16, 2006, the Mohegan Tribal Gaming Authority (the “Authority”) announced its plans for an estimated $740 million expansion at Mohegan Sun named Project Horizon, which includes a new 1,000-room hotel. Construction for the entire expansion is expected to be completed by the summer of 2010. The Authority plans to finance this project, as well as the Phase II project at Mohegan Sun at Pocono Downs described above, through a new $1.0 billion revolving credit facility from a syndicate of financial institutions and commercial banks, which is expected to close in December 2006. A copy of the press release announcing Project Horizon is attached hereto as Exhibit 99.2. The press release may also be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report:

99.1	Press Release of Downs Racing L.P., dated November 14, 2006.

99.2	Press Release of Mohegan Tribal Gaming Authority, dated November 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: November 16, 2006	By:	/s/ Bruce S. Bozsum
Bruce S. Bozsum
Chairman, Management Board